
                                                                 (Proposed Holding Company For The Westwood Homestead Savings Bank)
                                                                                                              3002 Harrison Avenue
Note: Please read the Stock Order Form Guide and Instructions on the back of this form before completion    Cincinnati, Ohio 45211
- -----------------------------------------------------------------------------------------------------------------------------------
DEADLINE
- -----------------------------------------------------------------------------------------------------------------------------------
The Subscription and Community Offering ends at x:00p.m.. Cincinnati, Ohio time, XXXX xx, 1996. Your Stock Order Form and
Certification Form, properly executed and with the correct payment, must be received at the address on the bottom of this form by this deadline, or it will be considered void.
- -----------------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES
- -----------------------------------------------------------------------------------------------------------------------------------
  (1) Number of shares                            Price Per Share                                (2) Total Amount Due
   ------------------                                                                             -----------------------
   |                 |              %                 $10.00                    =                 | $                    |
   ------------------                                                                             -----------------------
      (minimum 25)
The minimum number of shares that may be subscribed for is 25 and the maximum purchase is xx,xxx shares in the Subscription
Offering and the Community Offering, respectively. No person, together with associates of and persons acting in concert with such person, may purchase more than xx.xx shares of the Common Stock in the Subscription Offer. The price per share is based on a valuation that is subject to review prior to filling individual stock orders.
- -----------------------------------------------------------------------------------------------------------------------------------
METHOD OF PAYMENT                                                |  PURCHASER INFORMATION
- -----------------------------------------------------------------------------------------------------------------------------------
 (3)/ / Enclosed is a check, bank draft or money order payable   | (5)/ / Check here if you are a director, officer or employee of
        to Westwood Homestead Financial Corporation for $______  |        The Westwood Homestead Savings Bank or a member of such
        (or cash if presented in person)                         |        persons's immediate family
 (4)/ / I authorize The Westwood Homestead Savings Bank to make  |    / / Check here if you are a depositor or a borrower and enter
        the withdrawals from my Westwood Homestead Savings Bank  |        below information for all accounts you have at the
        account(s) shown below, and undersaid that the amounts   |        Eligibility Record Date (September 30, 1994) or Voting
        will not otherwise be available for withdrawal           |        Record Date (XXXX, XX, 1996), if additional space is
          Account Number(s)                Amount(s)             |        needed, please utilize the back of this form Please
       |-------------------------------|----------------------|  |        confirm account(s) by initializing here
       |                               |$                     |  |
       |-------------------------------|----------------------|  |        --------------------------------.
       |                               |$                     |  |         Account Title (Names on Account      Account Number
       |-------------------------------|----------------------|  |         |---------------------------------|--------------------|
       |                               |$                     |  |         |                                 |                    |
       |-------------------------------|----------------------|  |         |---------------------------------|                    |
       |                               |$                     |  |         |                                 |                    |
       |-------------------------------|----------------------|  |         |---------------------------------|                    |
       |                               |$                     |  |         |                                 |                    |
       |-------------------------------|----------------------|  |         |---------------------------------|--------------------|
               Total Withdrawal        |$                     |  |         |                                 |                    |
                                       |----------------------|  |         |---------------------------------|                    |
                                                                 |         |                                 |                    |
There is no penalty for early withdrawals used for this payment  |         |---------------------------------|                    |
                                                                 |         |                                 |                    |
                                                                 |         |---------------------------------|--------------------|
- -----------------------------------------------------------------|-----------------------------------------------------------------
STOCK REGISTRATION
- -----------------------------------------------------------------------------------------------------------------------------------
(6) Form of stock ownership

      / / Individual                              / / Uniform Transfer to Minors     / / Partnership
      / / Joint Tenants                           / / Uniform Gift to Minors         / / Individual Retirement Account
      / / Tenants in Common                       / / Corporation                    / / Fiduciary/Trust (Under Agreement Date)
    ---------------------------------------------------------------------------------------------------------------------------
    |(7)Name                                                                |Social Security or Tax I.D.                      |
    ---------------------------------------------------------------------------------------------------------------------------
    |   Name                                                                |Daytime Telephone                                |
    ---------------------------------------------------------------------------------------------------------------------------
    |   Street Address                                                      |Evening Telephone                                |
    ---------------------------------------------------------------------------------------------------------------------------
    |   City                                 State         Zip Code         |County of Residence                              |
    ---------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
NASD AFFILIATION (This section only applies to those individuals who meet the delineated criteria)
- -----------------------------------------------------------------------------------------------------------------------------------
/ / Check here if you are a member of the National Association of Securities Dealers, Inc. ("NASD"), a person associated with an
NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account, in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of 90 days following the issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of the payment therefor.
- -----------------------------------------------------------------------------------------------------------------------------------
ACKNOWLEDGEMENT
- -----------------------------------------------------------------------------------------------------------------------------------
By signing below, I acknowledge receipt of the Prospectus dated XXXX xx, 1996 and the provisions therein and understand that I may not change or revoke my order once it is received by Westwood Homestead Financial Corporation. I also certify that this stock order is for my account only and there is no agreement or understanding regarding any order, sale or transfer of these shares. Federal regulations prohibit any persons from transferring, or entering into any agreement directly or indirectly to transfer the legal or beneficial ownership of conversion subscription rights or the underlying securities to the account of another person. The Westwood
Homestead Savings Bank will pursue any and all legal and equitable remedies in the event it becomes aware of the transfer of subscription rights and will not honor orders known by it to involve such transfer.

Under penalties of perjury, I further certify that; (1) the social security number or taxpayer identification number given above is correct; and (2) I am not subject to backup withholding. You must cross out this item. (2) above if you have been notified by the Internal Revenue Service that you are subject to backup withholding because of underpaying interest or dividends on your tax return.
- -----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE
- -----------------------------------------------------------------------------------------------------------------------------------
Sign and date the Form. When purchasing as a custodian, corporate officer, |-------------------------------------------------------|
ect., include your full title. An additional signature is required only    |Authorized Signature   Title (if applicable)    Date   |
when payment is by withdrawal from an account that requires more than one  |                                                       |
signature to withdraw funds                                                |-------------------------------------------------------|
                                                                           |Authorized Signature   Title (if applicable)    Date   |
YOUR ORDER WILL BE FILLED IN ACCORDANCE WITH THE PROVISIONS OF THE         |                                                       |
PROSPECTUS THIS ORDER IS NOT VALID IF NOT SIGNED If you need help          |-------------------------------------------------------|
completing this Form, you may call the Stock Information Center at (513)XXX-XXXX.

THE SHARES OF COMMON STOCK OFFERED HEREBY ARE NOT SAVINGS ACCOUNTS AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER CORPORATION, FUND, OR GOVERNMENT AGENCY.
- -----------------------------------------------------------------------------------------------------------------------------------
|FOR OFFICE USE ONLY                                             |
|Date Rec'd ___/___/___   Order #___________ Batch #____________ |                       STOCK INFORMATION CENTER
|Check # ______________   Category ________________              |                         3002 Harrison Avenue
|Amount $______________   Initials ________________              |                        Cincinnati, Ohio 45211
|----------------------------------------------------------------|                           (513) XXX-XXXX


              STOCK ORDER FORM                                   ITEMS 1 AND 2-
            GUIDE AND INSTRUCTIONS                               Fill in the number of shares that you wish to purchase and the
- -------------------------------------------------------------    total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per
- ------------------------------                                   share. The minimum purchase is 25 shares. The maximum purchase
STOCK OWNERSHIP GUIDE                                            amount in the Conversion by any person is 10,000 shares in the
- ------------------------------                                   Subscription and Community Offering. No person, together with
INDIVIDUAL                                                       associates of and persons acting in concert with such person, may purchase more than 20,000 shares of the Common Stock in the
The stock is to be registered in an individual's name only.      Subscription Offering.
You may not list beneficiaries for this ownership.
                                                                 The Westwood Homestead Savings Bank has reserved the right to
JOINT TENANTS                                                    reject the subscription of any order received in the Community
                                                                 Offering, in whole or in part.
Joint tenants with right of survivorship identifies two or
more owners. When stock is held by joint tenants with rights     ITEM 3-
of survivorship, ownership automatically passes to the
surviving joint tenant(s) upon the death of any joint tenant.    Payment for shares may be made in cash (only if delivered by by
You may not list beneficiaries for this ownership.               you in person) or by check, bank draft, or money order made payable to Westwood Homestead Financial Corporation. DO NOT
TENANTS IN COMMON                                                MAIL CASH. If you chose to make a cash payment, take your
                                                                 Stock Order Form, signed Certificate Form, and payment in
Tenants in common may also identify two or more owners. When     person to the office of The Westwood Homestead Savings Bank.
stock is held by tenants in common, upon the death of one co-    Your funds will earn interest at The Westwood Homestead Savings
tenant, ownership of the stock will be held by the surviving     Bank passbook rate, currently XXX% per annum.
co-tenant(s) and by the heirs of the deceased co-tenant.
All parties must agree to the transfer or sale of shares held    ITEM 4-
by tenants in common. You may not list beneficiaries for this
ownership.                                                       To pay by withdrawal from a savings account or certificate at The
                                                                 Westwood Homestead Savings Bank, insert the account number(s) and
INDIVIDUAL RETIREMENT ACCOUNT                                    the amount(s) you wish to withdraw from each account. If more than one signature is required to withdraw, each must sign in the
Individual Retirement Account ("IRA") holders may make stock     Signature box on the front of this Form. To withdraw from an
purchases from their deposits through a pre-arranged "trustee    account with checking privileges, please write a check. No early
to-trustee" transfer. Stock may only be held in a self-          withdrawal penalty will be charged on funds used to purchase our
directed IRA. The Westwood Homestead Savings Bank does not       stock. A hold will be placed on the account(s) for the amount(s)
offer a self-directed IRA. Please contact the Stock              you show. Payments will remain in certificate account(s) until the
Information Center if you have any questions about your IRA      stock offering closes and will continue to earn interest at the
account or to obtain a list of local brokers who will open       account rate until then. However, if a partial withdrawal reduces
a self-directed IRA, or check with your broker. There will be    the balance of a certificate account to less than the applicable
no early withdrawal or IRS penalties incurred by these           minimum, the remaining balance will thereafter earn interest at
transactions.                                                    the passbook rate.

UNIFORM GIFT TO MINORS/UNIFORM TRANSFER TO MINOR
                                                                 ITEM 5-
For residents of many states, stock may be held in the name
of a custodian for the benefit of a minor under the Uniform      Please check this box if you were a depositor on the Eligibility
Transfer to Minors Act. For residents in other states, stock     Record Date (September 30, 1994), and/or a depositor or borrower
may be held in a similar type of ownership under the Uniform     on the Voting Record Date (XXXX XX, 1996 and list all names on the
Gift to Minors Act of the individual states. For either          account(s) and all account number(s) of those accounts you had at
ownership, the minor is the actual owner of the stock with       these dates to ensure proper identification of your purchase
the adult custodian being responsible for the investment         rights.
until the minor reaches legal age.
                                                                       Account Title (Names on Accounts)    Account Number
INSTRUCTIONS: See your legal advisor if you are unsure about          |---------------------------------|--------------------|
the correct registration of your stock.                               |                                 |                    |
                                                                      |---------------------------------|                    |
On the first "NAME" line, print the first name, middle                |                                 |                    |
initial, and last name of the custodian with the abbreviation         |---------------------------------|                    |
"CUST" after the name. Print the first name, middle initial,          |                                 |                    |
and last name of the minor on the second "NAME" line. Only            |---------------------------------|--------------------|
one custodian and one minor may be designated.                        |                                 |                    |
                                                                      |---------------------------------|                    |
CORPORATION/PARTNERSHIP                                               |                                 |                    |
                                                                      |---------------------------------|                    |
Corporations/Partnerships may purchase stock. Please provide          |                                 |                    |
the Corporation/Partnership's legal name and Tax I.D. To have         |---------------------------------|--------------------|
depositor rights, the Corporation/Partnership must have an            |                                 |                    |
account in the legal name. Please contact the Stock Infor-            |---------------------------------|                    |
mation Center to verify depositor rights and purchase                 |                                 |                    |
limitations.                                                          |---------------------------------|                    |
                                                                      |                                 |                    |
FIDUCIARY/TRUST                                                       |---------------------------------|--------------------|

Generally, Fiduciary relationships (such as Trusts, Estates,
Guardianships, ect.) are established under a form of trust       ITEMS 6 AND 7-
agreement or are pursuant to a court order. Without a legal
document establishing a fiduciary relationship, your stock       The stock transfer Industry has developed a uniform system of
may not be registered in a fiduciary capacity.                   shareholder registrations that we will use in the issuance of
                                                                 Westwood Homestead Financial Corporation common stock. Print
INSTRUCTIONS: On the first "NAME" line, print the first name,    the name(s) in which you want the stock registered and the mailing
middle initial, and last name of the fiduciary if the            address of the registration. Include the first name, middle
fiduciary is an individual. If the fiduciary is a                initial, and last name of the shareholder. Avoid the use of two
corporation, list the corporate title on the first "NAME"        initials. Please omit words that do not affect ownership rights,
line. Following the name, print the fiduciary "title" such       such as "Mrs.", "Mr.", "Dr.", "special account", ect.
as trustee, executor, personal representative, ect.
                                                                 Subscription rights are not transferable, If you are a qualified
On the second "NAME" line, print either the name of the          member, to protect your priority over other purchasers as
maker, donor, or executor OR the name of the beneficiary.        described in the Prospectus, you must take ownership in at least
Following the name, indicate the type of legal document          one of the account holder's name.
establishing the fiduciary relationship (agreement, court
order, ect.). In the blank after "Under Agreement Dated",        Enter the Social Security or Tax I.D. number of one registered
fill in the date of the document governing the relationship.     owner. This registered owner must be listed on the first "NAME"
The date of the document need not be provided for a trust        line. Be sure to include your telephone number because we will
created by a will.                                               need to contact you if we cannot execute your order as given.
                                                                 Review the Stock Ownership Guide on this page and refer to the
An example of fiduciary ownership of stock in the case of a      Instructions for Uniform Gift to Minors/Uniform Transfer to
trust is John D. Smith, Trustee for Thomas A. Smith, Under       Minors and Fiduciaries.
Agreement Dated 06/09/87.

                             FORM OF CERTIFICATION

     I/WE ACKNOWLEDGE THAT THIS SECURITY IS NOT A DEPOSIT OR AN ACCOUNT AND IS NOT FEDERALLY INSURED, AND IS NOT GUARANTEED BY THE WESTWOOD HOMESTEAD SAVINGS BANK, CINCINNATI, OHIO ("WESTWOOD HOMESTEAD") OR BY THE FEDERAL GOVERNMENT.

     If anyone asserts that this security is federally insured or guaranteed, or is as safe as an insured deposit, I/we should call the Federal Deposit Insurance Corporation Regional Director at (___) ___-____.

     I/We further certify that before purchasing the common stock, par value $____ per share, of Westwood Homestead Financial Corporation, I received a Prospectus dated _____________, 1996 (the "Prospectus").

     The Prospectus that I/we received contains disclosure concerning the nature of the security being offered and describes the risks involved in the investment, including but not limited to:

     1.  Risks Associated with Planned Aggressive Growth of the Company and the Bank           (page __)

     2.   Potentially Adverse Impact of Interest Rates and Economic, Industry and
          Competitive Conditions                                                               (page __)

     3.   Liquidity Levels                                                                     (page __)

     4.   Large Loans to One Borrower or Groups of Borrowers                                   (page __)

     5.   Risks Posed By Certain Lending Activities                                            (page __)

     6.   Post Conversion Return on Equity and Operating Expenses; Loss in Prior
          Fiscal Year                                                                          (page __)

     7.   Disparity Between SAIF and BIF Insurance Premiums; SAIF Special
          Assessment                                                                           (page __)

     8.   Dilutive Effect of the MRP and Stock Options                                         (page __)

     9.   Potential Impact on Voting Control of Purchases by Management                        (page __)

     10.  Potential Benefits to Management Upon and Subsequent to Conversion                   (page __)

     11.  Absence of Prior Market for the Common Stock                                         (page __)

     12.  Articles of Incorporation, Bylaw and Statutory Provisions That Could Discourage
          Hostile Acquisitions of Control                                                      (page __)

     13.  Potentially Adverse Income Tax Consequences of Distribution of Subscription Rights   (page __)

     14.  Dependence on Key Personnel                                                          (page __)

     15.  Role of the Marketing Advisor/Best Efforts Offering                                  (page __)

     16.  Risk of Loss of Principal                                                            (page __)


                                       PRINT NAME:
                                                  ------------------------

                                        SIGNATURE:
                                                  ------------------------

                                       PRINT NAME:
                                                  ------------------------

                                        SIGNATURE:
                                                  ------------------------
                                             DATE:
                                                  ------------------------